UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                         _______________


                             FORM 8-K

                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934

                         _______________



Date of Report (Date of earliest event reported): September 9, 1997



                          SERAGEN, INC.
      (Exact name of registrant as specified in its charter)


  DELAWARE                      0-19855                 04-2662345
____________                  ___________              _____________
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.)
incorporation)


        97 South Street, Hopkinton, Massachusetts  01748
       (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (508) 435-2331

                     Exhibit Index on page 5

Item 5.  Other Events.

          The press release dated September 9, 1997 attached as Exhibit 99.1 is hereby incorporated by reference.

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
Item 7.   Exhibits.
          __________________________________

Exhibit Number      Description
______________      ___________

99.1                The Registrant's press release dated September 9, 1997
                    (filed herewith)


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
                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SERAGEN, INC.
                                        (Registrant)




Date: September 9, 1997                     /S/ Reed R. Prior
                                        __________________
                                        Reed R. Prior
                                        Chairman of the Board and
                                        Chief Executive Officer

                          EXHIBIT INDEX


Exhibit
Number    Description

99.1      The Registrant's press release dated September 9, 1997
          (filed herewith)